EXHIBIT 10.62

Pieris Pharmaceuticals, Inc.

225 Franklin Street, Floor 26

Boston, MA 02110

+1-857-250-0363

www.pieris.com

December 11, 2023

NOTICE OF EXTENSION NO.1 TO CONSULTING AGREEMENT

The Consulting Agreement (“Agreement”), entered into between Pieris Pharmaceuticals, Inc. and Pieris Pharmaceuticals GmbH (collectively, “Pieris”) and Ahmed Mousa located at 755 Boylston Street, Apt. 702, Boston, MA 02116 (hereinafter the “Advisor”), with an effective date of September 11, 2023, expires on December 11, 2023. Pursuant to Section 10 of the Agreement, this letter extension (“Extension No. 1”) hereby confirms both Parties’ agreement to extend the Term of the Agreement by an additional three (3) months. This Extension No. 1 shall form an integral part of the Agreement. The provisions of the Agreement that are not amended or deleted by this Extension No. 1 remain unchanged and in full force and effect. All capitalized terms used herein and not specifically defined will have the meanings ascribed to such terms in the Agreement.

This Extension No. 1 is executed, effective as of the date at the top of this letter, by the Parties’ duly authorized representatives.

Pieris                                                               Advisor

By: ___/s/ Tom Bures                                             By: /s/ Ahmed Mousa

Name: Tom Bures         ________                           Name: Ahmed Mousa

Title: ____Chief Financial Officer_                           Title: ____________________________